Growth Portfolio A Series of Panorama Series Fund, Inc.

Panorama Series Fund, Inc.—Growth Portfolio

Objective
Panorama Series Fund, Inc.—Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration.
Narrative by Nikolaos Monoyios and Charles Albers, Portfolio Managers.[1]
The past 12 months saw a relatively difficult market environment for most U.S. stocks. The Portfolio’s average annual total return for the one-year period ended 12/31/00 was –12.66% which was slightly less than its benchmark index, the S&P 500 Index,[2] which produced a –9.11% return for the same reporting period.
        Since March we have implemented our disciplined investment process, which combines state-of-the-art quantitative analysis with seasoned professional judgment. We evaluate both the historical quantitative evidence and current macroeconomic environment to help determine optimal factor weightings in our stock selection models. In addition, the Portfolio managers utilize fundamental analysis to evaluate the attractiveness of specific company stocks.
        When the 12-month period began on January 1, 2000, many investors had achieved short-term success by investing in stocks with plenty of forward momentum—often regardless of their earnings, valuations and other business fundamentals. As a result, many technology and Internet stocks reached lofty price levels because of unrestrained investor enthusiasm. In March and April, however, momentum investing suddenly fell out of favor when inflation fears raised concerns that valuations had risen too far, too fast. As a result, prices of formerly high-flying Internet stocks began to decline to more reasonable valuations.
        When we began managing the Portfolio in March, we diversified the Portfolio’s holdings across several sectors to address expected ongoing market volatility. In addition, our models indicated that technology stock valuations were unsustainably high. Accordingly, we reduced the Portfolio’s technology holdings to a percentage that was considerably less than the sector’s representation in the S&P 500 Index. This shift helped the Portfolio avoid the brunt of the sector’s downturn in March and April.
        In fact, as technology stock prices fell, we took advantage of the opportunity to increase the Portfolio’s holdings among the sector’s larger, better-established companies, raising its exposure to technology stocks to a level that was slightly greater than their representation in the S&P 500 Index. This increased exposure helped returns during the summer, when technology stocks rallied, but hurt performance toward the end of the year, when they once again declined.
        Following the spring correction in technology, investor sentiment had begun shifting to a preference for value-oriented stocks. Indeed, signs that U.S. economic growth might be slowing in response to the Fed’s previous interest-rate hikes sharpened investors’ focus on reasonably priced stocks with strong business fundamentals. A number of industry groups participated in this rally, including energy, healthcare and financial services.
In these sectors, our quantitative models led us to individual stocks that, on average, provided relatively attractive returns. In the energy area, for example, the Portfolio received good performance from offshore drillers, major integrated oil companies and North American natural gas producers. All of these businesses benefited from rising energy prices over the past year.

1. While this report covers the performance of the Portfolio during the entire reporting period from January 1, 2000 through December 31, 2000, Nikolaos Monoyios and Charles Albers became the Portfolio’s managers on March 8, 2000.
2. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market.
Panorama Series Fund, Inc.—Growth Portolio

On the other hand, while the Portfolio’s financial-services holdings benefited from the economic slowdown later in the reporting period, the Portfolio held relatively few financial stocks. Similarly, while the Portfolio’s healthcare holdings performed quite well, these did not contribute substantially to overall performance because of the Portfolio’s relatively light allocation to the sector.
        Other strategic changes suggested by our statistical models early in the period included a gradual shift toward the higher end of the large-capitalization range. Later in the period, however, we began to move toward the lower end of that range. We made this change beginning in October, when our models indicated potential weakness in the largest “mega-cap” stocks and better prospects for large- and mid-cap companies. Similarly anticipating the shift in investor sentiment, our models indicated better prospects for value than for growth stocks during most of the year.
        Going forward, the outlook for interest rates and economic growth remains cloudy, with powerful forces simultaneously pulling the market in different directions. Until conditions become clearer, market volatility is likely to remain high. We will continue to focus on large- and mid-cap stocks in this environment. In addition, the Portfolio will maintain a balance of various sectors as we attempt to identify the stocks best able to weather market volatility and participate in market strength. Of course, our in-depth analysis constantly monitors potentially changing stock data, and we will adjust the Portfolio accordingly.
Whatever the coming year brings, we remain committed to our disciplined investment approach—an important reason why Growth Portfolio remains a part of The Right Way to Invest
Management’s discussion of performance. During the fiscal year that ended December 31, 2000, the U.S. economy experienced growth, punctuated by periods of volatility. Market strength was concentrated in growth-oriented stocks in early 2000, undermining the performance of the Portfolio, which began the period largely invested in value-oriented holdings. In mid-March, concerns over rising interest rates caused technology stocks to fall sharply, shifting the market’s direction in favor of value-oriented stocks until late May. Energy stocks performed well in response to rising oil and gas prices during the period. Charles Albers and Nikolaos Monoyios assumed management of the Portfolio in March 2000, and aggressively implemented their disciplined management approach. This included generally diversifying the Portfolio among a greater number of sectors and individual securities. The managers also selectively adjusted holdings, particularly in the technology and energy sectors, according to shifts in investor sentiment anticipated by their statistical models. While not immune to volatility, the Portfolio performed relatively well over most of the period as a result of these changes. The Portfolio’s holdings, allocations and strategies are subject to change.
Panorama Series Fund, Inc.—Growth Portolio

Comparing the Portfolio’s performance to the market. The graph that follows shows the performance of a hypothetical $10,000 investment in the Portfolio. Performance information does not reflect charges that apply to separate accounts investing in the Portfolio. If these charges and expenses were taken into account, performance would be lower.
        The Portfolio’s performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data that follows shows the effect of taxes. The Portfolio’s performance reflects the effects of the Portfolio’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Portfolio’s performance, it must be noted that the Portfolio’s investments are not limited to the investments in the index.

Because the stock market can be volatile, the Portfolio’s performance may be subject to substantial short-term changes. For updates on the Portfolio’s performance, please call us at 1.800.981.2871.
Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. Past performance is not predictive of future performance.
Statement of Investments December 31, 2000

		Market Value
	Shares	See Note 1

Common Stocks–96.2%

Basic Materials—1.2%

Chemicals—0.5% Air Products & Chemicals, Inc.	2,400	$ 98,400

Dow Chemical Co.	5,500	201,437

Du Pont (E.I.) de Nemours & Co.	25,500	1,231,969 1,531,806

Metals—0.5% Alcan Aluminium Ltd.	2,900	99,144

Alcoa, Inc.	36,100	1,209,350

Inco Ltd.(1)	12,100	202,796 1,511,290

Paper—0.2% Weyerhaeuser Co.	15,200	771,400

Capital Goods—8.7%

Aerospace/Defense—1.0% Boeing Co.	44,000	2,904,000

General Dynamics Corp.	4,000	312,000

Lockheed Martin Corp.	5,000	169,750 3,385,750

Electrical Equipment—4.5% AVX Corp.	22,700	371,712

Emerson Electric Co.	13,300	1,048,206

General Electric Co.	244,200	11,706,337

Integrated Device Technology, Inc.(1)	10,900	361,062

Kemet Corp.(1)	3,600	54,450

Molex, Inc., Cl. A	13,100	333,231

Powerwave Technologies, Inc.(1)	3,200	187,200

Rockwell International Corp.	6,600	314,325

SPX Corp.(1)	3,900	421,931

Symbol Technologies, Inc.	2,050	73,800

Vishay Intertechnology, Inc.(1)	13,400	202,675 15,074,929

Industrial Services—0.1% Miller (Herman), Inc.	7,500	215,625

Quanta Services, Inc.(1)	900	28,969

Robert Half International, Inc.(1)	4,600	121,900 366,494
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Manufacturing—3.1% Avery-Dennison Corp.	12,500	$ 685,937

Ball Corp.	800	36,850

Cooper Industries, Inc.	9,600	441,000

Corning, Inc.	10,900	575,656

Deere & Co.	4,100	187,831

Dover Corp.	28,400	1,151,975

Honeywell International, Inc.	14,900	704,956

Illinois Tool Works, Inc.	6,000	357,375

Jabil Circuit, Inc.(1)	4,900	124,337

Microchip Technology, Inc.(1)	3,400	74,587

Millipore Corp.	1,000	63,000

Minnesota Mining & Manufacturing Co.	10,600	1,277,300

Parker-Hannifin Corp.	2,600	114,725

Plexus Corp.(1)	3,100	94,211

Sanmina Corp.(1)	3,000	229,875

Solectron Corp.(1)	3,800	128,820

Tektronix, Inc.	11,000	370,562

Tyco International Ltd.	61,400	3,407,700

United Technologies Corp.	5,800	456,025 10,482,722

Communication Services—4.3%

Telecommunications: Long Distance—2.6% AT&T Corp.	131,900	2,283,519

Broadcom Corp., Cl. A(1)	4,800	403,200

BroadWing, Inc.	5,100	116,344

Brocade Communications Systems, Inc.(1)	7,000	642,687

Comverse Technology, Inc.(1)	2,100	228,112

Efficient Networks, Inc.(1)	1,500	21,375

Exodus Communications, Inc.(1)	6,300	126,000

Qwest Communications International, Inc.(1)	45,900	1,881,900

Sprint Corp. (Fon Group)	15,700	318,906

Telephone & Data Systems, Inc.	300	27,000

Time Warner Telecom, Inc., Cl. A(1)	1,000	63,437

Tollgrade Communications, Inc.(1)	1,600	58,400

Verizon Communications	38,200	1,914,775

WorldCom, Inc.(1)	38,500	541,406 8,627,061

Telephone Utilities—1.5% BellSouth Corp.	61,700	2,525,844

SBC Communications, Inc.	53,400	2,549,850 5,075,694
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Telecommunications: Wireless—0.2% Amdocs Ltd.(1)	7,700	$ 510,125

AT&T Wireless Group	12,600	218,137 728,262

Consumer Cyclicals—6.9%

Autos & Housing—0.6% Delphi Automotive Systems Corp.	13,500	151,875

Ford Motor Co.	53,111	1,244,789

General Motors Corp.	9,200	468,625

Vulcan Materials Co.	1,200	57,450 1,922,739

Consumer Services—0.2% Dun & Bradstreet Corp.(1)	2,000	51,750

Moody’s Corp.	4,000	102,750

Omnicom Group, Inc.	3,300	273,487

TMP Worldwide, Inc.(1)	1,000	55,000

Vivendi Universal SA, Sponsored ADR(1)	2,240	146,300 629,287

Leisure & Entertainment—0.8% Marriott International, Inc., Cl. A	2,000	84,500

MGM Mirage, Inc.	61,000	1,719,437

Park Place Entertainment Corp.(1)	50,000	596,875

Starwood Hotels & Resorts Worldwide, Inc.	5,200	183,300 2,584,112

Media—1.5% Deluxe Corp.	1,400	35,378

Dow Jones & Co., Inc.	5,900	334,087

Gannett Co., Inc.	15,500	977,469

Harte-Hanks, Inc.	8,600	203,712

Interpublic Group of Cos., Inc.	7,900	336,244

Knight-Ridder, Inc.	11,400	648,375

McGraw-Hill, Inc.	5,100	298,987

New York Times Co., Cl. A	14,300	572,894

R.H. Donnelley Corp.(1)	4,300	104,544

Readers Digest Assn., Inc. (The), Cl. A	27,000	1,056,375

USA Networks, Inc.(1)	28,800	559,800 5,127,865

Retail: General—2.1% Kohl’s Corp.(1)	4,100	250,100

May Department Stores Co.	10,300	337,325

Sears Roebuck & Co.	16,900	587,275

Wal-Mart Stores, Inc.	107,700	5,721,562 6,896,262
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Retail: Specialty—1.3% BJ’s Wholesale Club, Inc.(1)	4,000	$ 153,500

CDW Computer Centers, Inc.(1)	1,700	47,387

Home Depot, Inc.	45,700	2,087,919

Intimate Brands, Inc., Cl. A	2,100	31,500

Limited, Inc. (The)	54,000	921,375

Payless ShoeSource, Inc.(1)	280	19,810

RadioShack Corp.	1,700	72,781

Ross Stores, Inc.	9,900	167,062

Tiffany & Co.	9,400	297,275

Zale Corp.(1)	15,000	435,937 4,234,546

Textile/Apparel & Home Furnishings—0.4% Jones Apparel Group, Inc.(1)	30,600	984,937

Liz Claiborne, Inc.	6,900	287,212 1,272,149

Consumer Staples—6.8%

Beverages—1.7% Anheuser-Busch Cos., Inc.	41,200	1,874,600

Coca-Cola Co. (The)	30,900	1,882,969

PepsiCo, Inc.	36,800	1,823,900 5,581,469

Broadcasting—0.5% AT&T Corp./Liberty Media Corp., Cl. A(1)	72,900	988,706

Comcast Corp., Cl. A Special(1)	6,300	263,025

Gemstar-TV Guide International, Inc.(1)	6,400	295,200 1,546,931

Entertainment—1.2% Brinker International, Inc.(1)	6,200	261,950

Darden Restaurants, Inc.	12,400	283,650

Disney (Walt) Co.	53,400	1,545,262

Viacom, Inc., Cl. B(1)	43,125	2,016,094 4,106,956

Food—0.9% ConAgra Foods, Inc.	19,700	512,20 0

Heinz (H.J.) Co.	9,400	445,912

Keebler Foods Co.	28,200	1,168,537

Sysco Corp.	28,800	864,000 2,990,649

Food & Drug Retailers—0.6% Kroger Co.(1)	16,100	435,706

Safeway, Inc.(1)	10,100	631,250

Walgreen Co.	21,500	898,969 1,965,925
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Household Goods—0.6% Avon Products, Inc.	7,000	$ 335,125

Clorox Co. (The)	3,000	106,500

Colgate-Palmolive Co.	8,600	555,130

Kimberly-Clark Corp.	16,400	1,159,316 2,156,071

Tobacco—1.3% Philip Morris Cos., Inc.	60,000	2,640,000

R.J. Reynolds Tobacco Holdings, Inc.	35,100	1,711,125 4,351,125

Energy—19.1%

Energy Services—4.7% Baker Hughes, Inc.	7,200	299,250

BJ Services Co.(1)	4,000	275,500

Coastal Corp.	5,700	503,381

ENSCO International, Inc.	129,000	4,394,062

Exelon Corp.	25,875	1,816,684

Global Marine, Inc.(1)	81,000	2,298,375

Halliburton Co.	6,200	224,750

Nabors Industries, Inc.(1)	20,000	1,183,000

Noble Drilling Corp.(1)	37,000	1,607,187

R&B Falcon Corp.(1)	12,300	282,131

Santa Fe International Corp.	30,000	961,875

Schlumberger Ltd.	19,000	1,518,812

Smith International, Inc.(1)	5,300	395,181 15,760,188

Oil: Domestic—9.5% Amerada Hess Corp.	11,000	803,687

Apache Corp.	67,100	4,701,194

Cabot Oil & Gas Corp., Cl. A	10,000	311,875

Chevron Corp.	34,700	2,929,981

Chieftain International, Inc.(1)	4,000	110,500

Conoco, Inc., Cl. A	11,800	337,775

Devon Energy Corp.	30,000	1,829,100

EOG Resources, Inc.	44,900	2,455,469

Exxon Mobil Corp.	99,588	8,657,932

Frontier Oil Corp.(1)	50,000	343,750

Kerr-McGee Corp.	20,000	1,338,750

Murphy Oil Corp.	37,600	2,272,450

Newfield Exploration Co.(1)	17,000	806,437

Occidental Petroleum Corp.	19,300	468,025

Phillips Petroleum Co.	14,600	830,375

Stone Energy Corp.(1)	11,000	710,050

Texaco, Inc.	32,200	2,000,425

Tosco Corp.	15,000	509,062

Valero Energy Corp.	4,300	159,906 31,576,743
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Oil: International—4.9% Anderson Exploration Ltd.(1)	104,700	$ 2,373,525

Berkley Petroleum Corp.(1)	120,000	902,796

Canadian 88 Energy Corp.	177,300	474,531

Canadian Hunter Exploration Ltd.	83,500	2,284,854

Canadian Natural Resources Ltd.(1)	50,000	1,381,491

Encal Energy Ltd.(1)	70,000	496,338

Husky Energy, Inc.(1)	29,450	292,147

Paramount Resources Ltd.	60,000	683,089

Rio Alto Exploration Ltd.(1)	40,000	868,176

Royal Dutch Petroleum Co., NY Shares	61,600	3,730,650

Talisman Energy, Inc.(1)	70,000	2,593,542

Varco International, Inc.(1)	7,900	171,825 16,252,964

Financial—13.7%

Banks—3.5% Bank of America Corp.	43,900	2,013,912

Bank of New York Co., Inc. (The)	6,300	347,681

BB&T Corp.	6,300	235,069

Chase Manhattan Corp.	29,900	1,358,581

Comerica, Inc.	700	41,562

First Union Corp.	15,700	436,656

Firstar Corp.	21,700	504,525

FleetBoston Financial Corp.	36,300	1,363,519

KeyCorp	2,300	64,400

Mellon Financial Corp.	12,000	590,250

National City Corp.	2,300	66,125

Northern Trust Corp.	2,700	220,219

PNC Financial Services Group	500	36,531

Silicon Valley Bancshares(1)	700	24,194

State Street Corp.	5,000	621,050

SunTrust Banks, Inc.	7,300	459,900

U.S. Bancorp	8,100	236,419

Wachovia Corp.	2,300	133,687

Wells Fargo Co.	49,100	2,734,256 11,488,536

Diversified Financial—6.5% American Express Co.	2,500	137,344

Bear Stearns Cos., Inc.	3,000	152,062

Capital One Financial Corp.	4,600	302,737

Citigroup, Inc.	162,933	8,319,766

Convergys Corp.(1)	5,400	244,687

Franklin Resources, Inc.	2,000	76,200

Goldman Sachs Group, Inc. (The)	19,000	2,031,812
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Diversified Financial (continued) Household International, Inc.	11,100	$ 610,500

John Hancock Financial Services, Inc.	3,500	131,687

MBNA Corp.	22,800	842,175

Merrill Lynch & Co., Inc.	33,700	2,297,919

MGIC Investment Corp.	13,000	876,687

Morgan Stanley Dean Witter & Co.	40,000	3,170,000

PMI Group, Inc. (The)	15,700	1,062,694

Providian Financial Corp.	6,100	350,750

Schwab (Charles) Corp.	27,500	780,313

Stilwell Financial, Inc.	4,900	193,244

USA Education, Inc.	1,500	102,000 21,682,577

Insurance—3.3% AFLAC, Inc.	6,900	498,094

Allmerica Financial Corp.	5,000	362,500

Allstate Corp.	16,200	705,713

American International Group, Inc.	47,362	4,668,117

Axa, Sponsored ADR	12,655	908,787

Chubb Corp.	6,100	527,650

Cigna Corp.	8,900	1,177,470

Hartford Financial Services Group, Inc.	7,400	522,625

Jefferson-Pilot Corp.	6,000	448,500

Lincoln National Corp.	5,700	269,681

MetLife, Inc.	16,900	591,500

Radian Group, Inc.	1,100	82,569

St. Paul Cos., Inc.	6,900	374,756 11,137,962

Savings & Loans—0.4% Golden State Bancorp, Inc.	5,700	179,194

Golden West Financial Corp.	4,700	317,250

Washington Mutual, Inc.	17,500	928,594 1,425,038

Healthcare—9.6%

Healthcare/Drugs—8.4% Alpharma, Inc., Cl. A	1,600	70,200

American Home Products Corp.	16,000	1,016,800

Amgen, Inc.(1)	28,100	1,796,644

Andrx Group(1)	16,000	926,000

Bristol-Myers Squibb Co.	7,900	584,106

Chiron Corp.(1)	11,400	507,300

COR Therapeutics, Inc.(1)	1,000	35,188

Forest Laboratories, Inc.(1)	3,400	451,775

Genentech, Inc.(1)	17,400	1,418,100

HCA-Healthcare Co. (The)	23,800	1,047,438
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Healthcare/Drugs (continued) Immunex Corp.(1)	16,000	$ 650,000

Incyte Pharmaceuticals, Inc.(1)	1,700	42,288

IVAX Corp.(1)	16,900	647,270

Johnson & Johnson	22,600	2,374,413

Lilly (Eli) & Co.	16,700	1,554,144

Medimmune, Inc.(1)	2,600	123,988

Merck & Co., Inc.	55,200	5,168,100

Millennium Pharmaceuticals, Inc.(1)	2,900	179,438

Pfizer, Inc.	154,025	7,085,150

Pharmacia Corp.	23,900	1,457,900

Schering-Plough Corp.	11,800	669,650

Sepracor, Inc.(1)	1,800	144,225 27,950,117

Healthcare/Supplies & Services—1.2% Applera Corp./Applied Biosystems Group	5,600	526,750

Baxter International, Inc.	1,200	105,975

Cardinal Health, Inc.	6,200	617,675

Guidant Corp.(1)	1,300	70,119

Medtronic, Inc.	22,000	1,328,250

Oxford Health Plans, Inc.(1)	6,200	244,900

Quest Diagnostics, Inc.(1)	400	56,800

Techne Corp.(1)	2,200	79,338

Tenet Healthcare Corp.	4,700	208,856

Trigon Healthcare, Inc.(1)	9,000	700,313

Universal Health Services, Inc., Cl. B(1)	1,100	122,925 4,061,901

Technology—23.1%

Computer Hardware—5.8% 3Com Corp.(1)	36,400	309,400

Agilent Technologies, Inc.(1)	12,300	673,425

Cabletron Systems, Inc.(1)	10,400	156,650

Compaq Computer Corp.	51,500	775,075

Dell Computer Corp.(1)	85,300	1,487,419

Digital Lightwave, Inc.(1)	1,800	57,038

EMC Corp.(1)	48,200	3,205,300

Gateway, Inc.(1)	11,400	205,086

Hewlett-Packard Co.	84,000	2,651,250

International Business Machines Corp.	52,600	4,471,000

Juniper Networks, Inc.(1)	11,200	1,411,900

Network Appliance, Inc.(1)	4,700	301,681

Redback Networks, Inc.(1)	5,700	233,700

Sun Microsystems, Inc.(1)	124,400	3,467,650 19,406,574
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Computer Services—0.9% Automatic Data Processing, Inc.	18,900	$ 1,196,606

CheckFree Corp.(1)	700	29,750

DST Systems, Inc.(1)	1,400	93,800

First Data Corp.	19,500	1,027,406

Palm, Inc.(1)	9,500	268,969

Paychex, Inc.	9,600	466,800 3,083,331

Computer Software—6.2% Adobe Systems, Inc.(1)	17,600	1,024,100

America Online, Inc.(1)	12,200	424,560

Ariba, Inc.(1)	5,700	305,663

BEA Systems, Inc.(1)	4,000	269,250

BroadVision, Inc.(1)	13,600	160,650

Cadence Design Systems, Inc.(1)	13,200	363,000

Computer Associates International, Inc.	11,600	226,200

Computer Sciences Corp.	4,700	282,588

E.piphany, Inc.(1)	2,400	129,450

i2 Technologies, Inc.(1)	13,000	706,875

InfoSpace, Inc.(1)	3,700	32,722

Internet Security Systems, Inc.(1)	2,200	172,563

Interwoven, Inc.(1)	1,000	65,938

Macromedia, Inc.(1)	4,600	279,450

Mercury Interactive Corp.(1)	1,000	90,250

Micromuse, Inc.(1)	2,000	120,719

Microsoft Corp.(1)	105,500	4,576,063

Network Associates, Inc.(1)	2,000	8,375

Nuance Communications, Inc.(1)	500	21,563

Oracle Corp.(1)	218,000	6,335,625

Peoplesoft, Inc.(1)	3,300	122,719

Portal Software, Inc.(1)	6,600	51,769

Rational Software Corp.(1)	8,200	319,288

Siebel Systems, Inc.	16,300	1,102,288

Symantec Corp.(1)	9,700	323,738

TIBCO Software, Inc.(1)	8,000	383,500

VeriSign, Inc.	9,000	667,688

Veritas Software Corp.(1)	21,700	1,898,750

Vitria Technology, Inc.(1)	2,800	21,700

Wind River Systems, Inc.(1)	900	30,713

Yahoo!, Inc.(1)	4,000	120,250 20,638,007
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Communications Equipment—4.0% ADC Telecommunications, Inc.(1)	31,000	$ 561,875

Advanced Fibre Communications, Inc.(1)	5,500	99,344

CIENA Corp.(1)	10,100	820,625

Cisco Systems, Inc.(1)	188,600	7,213,950

Extreme Networks, Inc.(1)	2,400	93,900

Lucent Technologies, Inc.	99,200	1,339,200

New Focus, Inc.(1)	1,700	59,075

Newport Corp.	4,800	377,325

Nortel Networks Corp.	55,800	1,789,088

Scientific-Atlanta, Inc.	8,400	273,525

Tellabs, Inc.(1)	9,300	525,450 13,153,357

Electronics—6.0% Altera Corp.(1)	20,800	547,300

Analog Devices, Inc.(1)	14,600	747,338

Applied Materials, Inc.(1)	45,200	1,726,075

Atmel Corp.(1)	62,700	728,888

Avnet, Inc.	2,000	43,000

Intel Corp.	193,000	5,802,063

International Rectifier Corp.(1)	9,100	273,000

JDS Uniphase Corp.(1)	15,700	654,494

Lam Research Corp.(1)	6,100	88,450

Lattice Semiconductor Corp.(1)	24,000	441,000

Linear Technology Corp.	17,200	795,500

LSI Logic Corp.(1)	16,900	288,821

Maxim Integrated Products, Inc.(1)	13,800	659,813

Micrel, Inc.(1)	3,900	131,381

Micron Technology, Inc.(1)	21,000	745,500

Motorola, Inc.	35,300	714,825

NVIDIA Corp.(1)	4,600	150,722

PMC-Sierra, Inc.(1)	5,700	448,163

Power-One, Inc.(1)	5,300	208,356

QLogic Corp.(1)	2,200	169,400

SDL, Inc.(1)	6,600	978,038

Semtech Corp.(1)	2,600	57,363

Texas Instruments, Inc.	31,800	1,506,525

Thermo Electron Corp.(1)	1,500	44,625

TriQuint Semiconductor, Inc.(1)	8,900	388,819

Virata Corp.(1)	4,100	44,588

Vitesse Semiconductor Corp.(1)	3,000	165,938

Xilinx, Inc.(1)	29,000	1,337,625 19,887,610
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Photography—0.2% Eastman Kodak Co.	14,600	$ 574,875

Transportation—0.4%

Air Transportation—0.1% AMR Corp.(1)	4,200	164,588

Southwest Airlines Co.	9,000	301,770 466,358

Railroads & Truckers—0.3% Union Pacific Corp.	12,800	649,600

XTRA Corp.(1)	7,100	340,800 990,400

Utilities—2.4%

Electric Utilities—1.6% AES Corp. (The)(1)	8,100	448,538

Calpine Corp.(1)	11,000	495,688

Conectiv, Inc.	110,900	2,224,931

FPL Group, Inc.	1,400	100,450

PG&E Corp.	15,500	310,000

PPL Corp.	12,100	546,769

Public Service Enterprise Group, Inc.	13,500	656,438

Reliant Energy, Inc.	6,200	268,538

Southern Co.	7,500	249,375

Xcel Energy, Inc.	3,700	107,531 5,408,258

Gas Utilities—0.8% Dynegy, Inc.	8,300	465,319

Enron Corp.	17,300	1,438,063

NICOR, Inc.	1,800	77,738

Sempra Energy	7,700	179,025

Williams Cos., Inc. (The)	12,500	499,218 2,659,363

Total Common Stocks (Cost $334,915,690)		320,525,653
	Principal Amount

Repurchase Agreements–3.4%

Repurchase agreement with Zion First National Bank, 5.90%, dated 12/29/00, to be repurchased at $11,447,500 on 1/2/01, collateralized by U.S. Treasury Nts., 6.50%–7%, 8/31/01–2/15/10, with a value of $11,683,112 (Cost $11,440,000)	$11,440,000	11,440,000

Total Investments, at Value (Cost $346,355,690)	99.6%	331,965,653

Other Assets Net of Liabilities	0.4	1,244,957
Net Assets	100.0%	$333,210,610
1. Non-income-producing security.
See accompanying Notes to Financial Statements.
Statement of Assets and Liabilities December 31, 2000

Assets
Investments, at value (cost $346,355,690)-see accompanying statement	$331,965,653

Cash	359

Receivables and other assets:
Investments sold	4,809,756
Interest and dividends	269,396
Shares of capital stock sold	53,072
Other	4,929
Total assets	337,103,165

Liabilities
Payables and other liabilities:
Investments purchased	3,639,785
Shares of capital stock redeemed	208,754
Directors’ compensation	181
Transfer and shareholder servicing agent fees	5
Other	43,830
Total liabilities	3,892,555

Net Assets	$333,210,610

Composition of Net Assets
Par value of shares of capital stock	$ 170,115

Additional paid-in capital	377,635,188

Undistributed net investment income	3,528,418

Accumulated net realized loss on investments and foreign currency transactions	(33,733,074)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(14,390,037)
Net assets-applicable to 170,114,938 shares of capital stock outstanding	$333,210,610

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$1.96
See accompanying Notes to Financial Statements.
Statement of Operations For the Year Ended December 31, 2000

Investment Income
Dividends (net of foreign withholding taxes of $23,297)	$ 5,159,843

Interest	1,129,626
Total income	6,289,469

Expenses
Management fees	2,645,079

Custodian fees and expenses	15,620

Accounting service fees	15,000

Directors’ compensation	3,985

Transfer and shareholder servicing agent fees	1,919

Other	24,525
Total expenses	2,706,128
Less expenses paid indirectly	(5,916)
Net expenses	2,700,212

Net Investment Income	3,589,257

Realized and Unrealized Loss
Net realized loss on:
Investments	(27,018,943)
Foreign currency transactions	(38,815)
Net realized loss	(27,057,758)

Net change in unrealized depreciation on:
Investments	(38,616,437)
Translation of assets and liabilities denominated in foreign currencies	(222,916)
Net change	(38,839,353)
Net realized and unrealized loss	(65,897,111)

Net Decrease in Net Assets Resulting from Operations	$(62,307,854)
See accompanying Notes to Financial Statements.
Statement of Changes in Net Assets

	Year Ended December 31,
	2000	1999

Operations Net investment income	$ 3,589,257	$ 10,354,584

Net realized gain (loss)	(27,057,758)	117,643,744

Net change in unrealized appreciation (depreciation)	(38,839,353)	(159,810,957)
Net decrease in net assets resulting from operations	(62,307,854)	(31,812,629)

Dividends and/or Distributions to Shareholders
Dividends from net investment income	(10,380,186)	(10,168,122)

Distributions from net realized gain	(124,242,402)	(33,413,443)

Capital Stock Transactions Net decrease in net assets resulting from capital stock transactions	(137,997,773)	(175,338,440)

Net Assets Total decrease	(334,928,215)	(250,732,634)

Beginning of period	668,138,825	918,871,459
End of period (including undistributed net investment income of $3,528,418 and $10,353,236, respectively)	$ 333,210,610	$ 668,138,825
See accompanying Notes to Financial Statements.
Financial Highlights

	Year Ended December 31,
	2000	1999	1998	1997	1996[1]

Per Share Operating Data
Net asset value, beginning of period	$2.99	$3.27	$3.45	$2.98	$2.53 ;

Income (loss) from investment operations:
Net investment income	.03	.05	.04	.04	.04
Net realized and unrealized gain (loss)	(.35)	(.17)	.26	.69	.43

Total income (loss) from investment operations	(.32)	(.12)	.30	.73	.47

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.05)	(.04)	(.04)	(.03)	(.01)
Distributions from net realized gain	(.66)	(.12)	(.44)	(.23)	(.01)

Total dividends and/or distributions to shareholders	(.71)	(.16)	(.48)	(.26)	(.02)

Net asset value, end of period	$1.96	$2.99	$3.27	$3.45	$2.98

Total Return, at Net Asset Value(2)	(12.66)%	(3.76)%	8.43%	26.37%	18.87%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$333,211	$668,139	$918,871	$831,371	$586,222

Average net assets (in thousands)	$460,272	$808,715	$877,874	$721,555	$494,281

Ratios to average net assets:(3)
Net investment income	0.78%	1.28%	1.16%	1.38%	1.63%
Expenses	0.59%	0.53%	0.53%(4)	0.54%(4)	0.58%(4)

Portfolio turnover rate	118%	132%	98%	92%	83%

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Portfolio.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.
Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
See accompanying Notes to Financial Statements.
Notes to Financial Statements

1. Significant Accounting Policies
Growth Portfolio (the Portfolio) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio’s investment objective is to seek long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and bette r-than-anticipated earnings. The Portfolio’s investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Portfolio are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Portfolio.
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
Foreign Currency Translation. The accounting records of the Portfolio are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Portfolio’s Statement of Operations.
Repurchase Agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Portfolio may be delayed or limited.
Federal Taxes. The Portfolio intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.
As of December 31, 2000, the Portfolio had available for federal income tax purposes an unused capital loss carryover as follows:
Expiring 2008 $32,898,936
Notes to Financial Statements(Continued)

1. Significant Accounting Policies (continued)
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.
The Portfolio adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2000, amounts have been reclassified to reflect a decrease in paid-in capital of $25,299, a decrease in undistributed net investment income of $33,889, and a decrease in accumulated net realized loss on investments of $59,188. Net assets of the Portfolio were unaffected by the reclassifications.
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Portfolio.
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
2. Shares of Capital Stock The Portfolio has authorized 950 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2000		Year Ended December 31, 1999
	Shares	Amount	Shares	Amount

Sold	10,225,962	$ 23,395,805	16,664,490	$ 52,051,244
Dividends and/or distributions reinvested	62,907,751	134,622,588	14,289,038	43,581,565
Redeemed	(126,534,028)	(296,016,166)	(88,197,706)	(270,971,249)
Net decrease	(53,400,315)	$(137,997,773)	(57,244,178)	$(175,338,440)
Notes to Financial Statements(Continued)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2000, were $520,474,165 and $759,744,696, respectively.
As of December 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $347,188,641 was:
Gross unrealized appreciation $ 36,678,727 Gross unrealized depreciation (51,901,715) Net unrealized depreciation $(15,222,988)
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Portfolio which provides for a fee of 0.625% of the first $300 million of average daily net assets of the Portfolio, 0.50% of the next $100 million and 0.45% of average daily net assets over $400 million. The Portfolio’s management fee for the year ended December 31, 2000, was an annualized rate of 0.57%, before any waiver by the Manager if applicable.
Accounting Fees. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Portfolio and is responsible for maintaining the shareholder registry and shareholder accounting records for the Portfolio. OFS provides these services for cost. Effective January 1, 2001, the Portfolio ended the for cost agreement and began paying OFS on a fee per account basis to provide these services.
Independent Auditor’s Report
To the Board of Directors and Shareholders of Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Growth Portfolio (which is a series of Panorama Series Fund, Inc.), including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Denver, Colorado January 23, 2001
Federal Income Tax Information (Unaudited)

In early 2001 shareholders of record received information regarding all dividends and distributions paid to them by the Portfolio during calendar year 2000. Regulations of the U.S. Treasury Department require the Portfolio to report this information to the Internal Revenue Service.
        Dividends and distributions of $0.7114 per share were paid to shareholders on March 17, 2000, of which $0.5600 was designated as a “capital gain distribution” for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
        Dividends paid by the Portfolio during the fiscal year ended December 31, 2000, which are not designated as capital gain distributions should be multiplied by 100% to arrive at the net amount eligible for the corporate dividend-received deduction.
The foregoing information is presented to assist shareholders in reporting distributions received from the Portfolio to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
Growth Portfolio
A Series of Panorama Series Fund, Inc.

Officers and Directors	James C. Swain, Director and Chairman of the Board
Bridget A. Macaskill, President
William L. Armstrong, Director
Robert G. Avis, Director
Jon S. Fossel, Director
Sam Freedman, Director
Raymond J. Kalinowski, Director
C. Howard Kast, Director
Robert M. Kirchner, Director
Charles Albers, Vice President
George Evans, Vice President
Alan Gilston, Vice President
John S. Kowalik, Vice President
Nikolaos Monoyios, Vice President
David P. Negri, Vice President
Thomas P. Reedy, Vice President
Andrew J. Donohue, Vice President and Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Transfer Agent	OppenheimerFunds Services

Custodian of Portfolio Securities	The Bank of New York

Independent Auditors	Deloitte & Touche LLP

Legal Counsel	Myer, Swanson, Adams & Wolf, P.C.
For more complete information about Growth Portfolio, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds, Inc. at 1.800.981.2871.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.